-------  -------------------------------------------------  --------------------
Tab#                  Property Name                          Current Balance
-------  -------------------------------------------------  --------------------
   4      Picture Tel Office Building                        $17,756,106.69
   7      Walsh Research Center                              $14,347,807.54
   14     Ingram Micro Inc. Facility                         $10,640,383.82
   17     Federal Express                                     $9,316,455.71
   20     Fort Collier Industrial Park                        $8,764,094.93
   21     Battelle Environmental Technology Bldg.             $8,614,707.76
   26     Sonora Quest Laboratories                           $8,120,685.58
   28     Battelle Energy & Environmental Sciences Bldg.      $7,840,352.04
   29     Encino Spectrum                                     $7,798,047.40
   33     Federal Express                                     $7,509,919.62
   39     First Data Office Building                          $7,044,945.76
   56     Orthologics Building                                $5,662,020.87
   57     General Instruments Building                        $5,590,555.59
   58     Home Depot                                          $5,590,229.76
   59     1875 Charleston Road                                $5,366,560.09
   62     MA Bioservices                                      $5,147,585.71
   63     65 K Street                                         $5,038,665.40
   64     655 5th Avenue                                      $5,000,000.00
   66     Best Buy                                            $4,933,615.98
   68     6006 Executive Boulevard                            $4,769,832.21
   73     Best Buy                                            $4,334,332.75
   75     Lithonia Lighting West Building                     $4,222,762.87
   79     Prince Frederick Office Park                        $4,195,791.82
   80     Bay Tree Village                                    $3,400,146.62
   81     Bugaboo Steak House                                   $755,587.67
   84     Merit Abrasiveproducts Inc.                         $3,956,036.48
   86     DSHS Office Building                                $3,711,571.64
   88     Best Buy                                            $3,681,462.67
   90     Best Buy                                            $3,649,630.15
   91     Circuit City - Colorado Springs                     $3,431,393.26
  100     Mizner Place                                        $3,057,426.57
  101     Kroger                                              $3,044,969.57
  102     Food 4 Less                                         $3,041,913.37
  104     Linens N' Things                                    $3,002,944.23
  107     Walgreens                                           $2,996,369.30
  108     Cahners Publishing Company                          $2,935,450.64
  112     2199 Innerbelt Business Center Drive                $2,754,073.71
  113     Kohl's                                              $2,730,797.52
  114     Office Max                                          $2,717,802.29
  115     Meadows Pavillion II                                $2,683,896.75
  117     1371 & 1375 N. Miller Street                        $2,653,366.42
  121     Federal Express                                     $2,391,234.48
  122     Behr Processing Building                            $2,354,578.87
  124     Walgreens                                           $2,319,467.13
  125     Eckerd Drug Store                                   $2,280,279.25
  126     Shop N' Kart Discount Grocery                       $2,262,921.85
  127     Office Max                                          $2,243,737.03
  128     Eckerd Drug Store                                   $2,230,258.31
  129     Office Max                                          $2,216,657.53
  130     DEA Building                                        $2,203,905.86
  134     Walgreens                                           $1,853,071.44
  136     Probity International Corp                          $1,831,682.07
  137     NOAA-National Weather Service Building              $1,797,158.64
  139     2400 E. Francis                                     $1,727,502.42
  140     Walgreens                                           $1,710,090.01
  141     Walgreens                                           $1,674,969.53
  143     Ames Department Store                               $1,517,427.09
  144     Eckerd Drug Store                                   $1,473,701.38
  146     Harstad/Coates Industrial Park                      $1,328,167.55
  148     Walgreens                                           $1,156,706.46
  149     Walgreens                                           $1,128,735.70
  151     Walgreens                                             $967,171.19
  153     Blockbuster Video                                     $901,914.26
--------------------------------------------------------------------------------


------  ----------------------------------------------------------  ----------------------------------------------------------------
Tab#                              Largest Tenant                          Lease Expiration
------  ----------------------------------------------------------  ----------------------------------------------------------------
 4      PictureTel Corporation                                                    10/31/16
 7      Electronic Manufacturing Systems                             5/31/2004 & 6/30/2003  One tenant with two leases.
 14     Ingram Micro, Inc.                                                         9/30/13
 17     Federal Express                                                           11/14/13
 20     Southeastern Container, Inc.                                               3/31/13
 21     Battelle Memorial Institute                                                9/30/04
 26     Sonora Quest Laboratories                                                  7/31/08
 28     Battelle Memorial Institute                                                9/30/03
 29     The Motion Picture Association of America, Inc.                            5/31/08
 33     Federal Express                                                            1/15/12
 39     First Data Resources, Inc.                                                 7/31/08
 56     Orthologic Corp.                                                           1/31/08
 57     General Instruments Corp.                                                  8/31/05
 58     Home Depot                                                                 1/31/16
 59     OmniOffices, Inc.                                                         11/14/13
 62     MA Bioservices                                                             9/30/13
 63     D.C. - D.P.W. (District of Columbia)                                      12/31/04
 64     Japan Airlines                                                             4/29/03
 66     Best Buy                                                                  10/30/15
 68     GSA                                                          8/21/2004 & 2/15/2005  One tenant with two leases.
 73     Best Buy                                                                   11/2/15
 75     National Service Industries                                                 4/7/04
 79     US Army Corps of Engineers                                                  4/4/09
 80     Publix Super Market                                                       12/31/12
 81     Bugaboo Creek Steak House (Rare Hospitality)                               5/31/09
 84     Merit Abrasive Products                                                    2/14/20
 86     Dept. of Social & Health Services (State of Washington)                   11/30/07
 88     Best Buy                                                                  11/16/15
 90     Best Buy                                                                   9/22/15
 91     Circuit City                                                              12/14/15
100     Dean Witter Reynolds                                                        4/1/05
101     Kroger                                                                     5/31/15
102     Fleming Foods West, Inc.                                                    9/1/12
104     Linens 'N' Things                                                          1/31/11
107     Walgreens                                                                  3/31/19
108     Reed Publishing (USA) Inc.                                                 5/31/09
112     Clayco Construction Company                                               10/31/15
113     Kohls Department Stores, Inc.                                              1/25/15
114     Office Max                                                                 1/31/15
115     Orion CEM, Inc.                                                            3/31/06
117     Datatech Depot, Inc.                                                       2/28/01
121     Federal Express                                                           10/31/03
122     Behr Process Corporation                                                  12/31/00
124     Walgreens                                                                  6/30/10   Three properties, all leased to
                                                                                             Walgreens.  Date given is the date of
                                                                                             the earliest expiration.
125     Eckerd Drugs                                                               1/20/18
126     Shop 'N' Kart Discount Grocery                                             2/13/11
127     Office Max                                                                 9/20/15
128     Eckerd Drugs                                                               8/27/17
129     Office Max                                                                 2/28/17
130     US Drug Enforcement Agency                                                11/13/06
134     Walgreens                                                                 12/31/13
136     Blockbuster Music                                                          8/31/04
137     National Oceanic & Atmospheric Administration U.S.
           Department of Commerce                                                  6/30/14
139     Kim Lighting, Inc.                                                         11/1/03
140     Walgreens                                                                 10/31/17
141     Walgreens                                                                  5/31/16
143     Ames Department Store                                                      1/31/15
144     Eckerd Drugs                                                               4/29/17
146     Primesource                                                               12/31/06
148     Walgreens                                                                 12/31/13
149     Walgreens                                                                 11/30/13
151     Walgreens                                                                  9/30/12
153     Blockbuster Video                                                          6/30/04   Two properties, both leased to
                                                                                             Blockbuster.  Date given is the date of
                                                                                             the earliest expiration.
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